UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/28/2006

Tri-S Security Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-51148

Georgia	30-0016962
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11675 Great Oaks Way
Suite 120
Alpharetta, GA 30022
(Address of principal executive offices, including zip code)

(678) 808-1540
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On June 22, 2006, Vanguard Security of Broward, Inc. ("Vanguard"), an indirect, wholly-owned subsidiary of Tri-S Security Corporation ("Tri-S"), sold a parcel of real property owned by Vanguard which was located in Fort Lauderdale, Florida for a gross purchase price of $775,000. Net proceeds from the sale were $677,000, which increases Tri-S's cash position. Vanguard, which has offices in a commercial building located on the property, has entered into a lease with the purchaser of the property to continue to occupy such offices.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tri-S Security Corporation

Date: June 28, 2006	By:	/s/ Robert K. Mills
Robert K. Mills
Chief Financial Officer